SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2000

                                  AMERICA ONLINE, INC.
                   (Exact Name of Registrant as Specified in Charter)

          Delaware                     001-12143                  54-1322110
(State or Other Jurisdiction        (Commission File           (I.R.S. Employer
      of Incorporation)                 Number)              Identification No.)

                          22000 AOL Way, Dulles, Virginia 20166
                   (Address of Principal Executive Offices) (Zip Code)

                                     (703) 265-1000
                  (Registrant's Telephone Number, Including Area Code)

                                     Not applicable
              (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.

                  On January 10, 2000, America Online, Inc. ("America Online") and Time Warner Inc. ("Time Warner") announced that they had entered into an Agreement and Plan of Merger, dated as of January 10, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of equals (the "Merger") of America Online and Time Warner. Pursuant to the Merger Agreement, a subsidiary of a newly organized Delaware corporation ("Holdco") will merge (the "America Online Merger") with and into America Online, with America Online surviving as a wholly owned subsidiary of Holdco, and another subsidiary of Holdco will merge (the "Time Warner Merger") with and into Time Warner, with Time Warner surviving as a wholly owned subsidiary of Holdco. Holdco will be named AOL Time Warner Inc.

                  The Merger is intended to constitute an exchange or a reorganization under the Internal Revenue Code of 1986, as amended. Consummation of the Merger is subject to various conditions, including the approval by both America Online's and Time Warner's stockholders and the receipt of required regulatory approvals. A copy of the Merger Agreement is included herein as
Exhibit 2.1 and a copy of the joint press release of America Online and Time Warner with respect to the Merger is included herein as Exhibit 99.1.

                  In connection with the Merger Agreement, America Online and Time Warner entered into reciprocal stock option agreements, each dated as of January 10, 2000 (the "Stock Option Agreements"), pursuant to one of which America Online has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding shares of common stock of Time Warner, at a price per share equal to $110.63, and pursuant to the other, Time Warner has the right, under certain circumstances, to purchase up to 19.9% of the issued and outstanding shares of common stock of America Online, at a price per share equal to $73.75. Copies of the Stock Option Agreements are included herein as Exhibits
10.1 and 10.2.

                  Also concurrently with the execution of the Merger Agreement, America Online, R.E. Turner III and certain stockholders of Time Warner affiliated with Mr. Turner, who collectively own beneficially approximately 9% of the outstanding common stock of Time Warner, entered into a Voting Agreement (the "Voting Agreement") pursuant to which Mr. Turner and such stockholders have agreed to vote their shares of common stock of Time Warner in favor of the Time Warner Merger. A copy of the Voting Agreement is included herein as Exhibit 10.3.

                  The Merger Agreement, the Stock Option Agreements, the Voting Agreement and the joint press release are incorporated herein by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)      Exhibits:

          2.1 Agreement and Plan of Merger, dated as of January 10, 2000, between America Online, Inc. and Time Warner Inc.

         10.1 Stock Option Agreement, dated as of January 10, 2000, between America Online, Inc. and Time Warner Inc.

         10.2 Stock Option Agreement, dated as of January 10, 2000, between Time Warner Inc. and America Online, Inc.

         10.3 Voting Agreement, dated as of January 10, 2000, among America Online, Inc. and certain stockholders of Time Warner Inc.

         99.1 Joint Press Release, dated January 10, 2000, announcing the execution of the Agreement and Plan of Merger between America Online, Inc. and Time Warner Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2000

                                         AMERICA ONLINE, INC.


                                         By:    /s/J. Michael Kelly
                                         Name:  J. Michael Kelly
                                         Title: Senior Vice President &
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number          Description

2.1 Agreement and Plan of Merger, dated as of January 10, 2000, between America Online, Inc. and Time Warner Inc.
10.1 Stock Option Agreement, dated as of January 10, 2000, between America Online, Inc. and Time Warner Inc.
10.2 Stock Option Agreement, dated as of January 10, 2000, between Time Warner Inc. and America Online, Inc.
10.3 Voting Agreement, dated as of January 10, 2000, among America Online, Inc. and certain stockholders of Time Warner Inc.
99.1 Joint Press Release, dated January 10, 2000, announcing the execution of the Agreement and Plan of Merger between America Online, Inc. and Time Warner Inc.